UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2006
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	0-3683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached hereto as Exhibit 10-b is a revised Form of Restricted Stock Agreement to be used in connection with the 2005 Stock and Incentive Compensation Plan. The Plan was previously filed as Exhibit 10-a to Trustmark Corporation’s quarterly report on Form 10-Q for the quarter ended March 31, 2005.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description
10-b	Form of Restricted Stock Agreement (under the 2005 Stock and Incentive Compensation Plan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION
(Registrant)

BY:	/s/ Zach L. Wasson
Zach L. Wasson
Treasurer (Principal Financial Officer)

DATE:	January 31, 2006

EXHIBIT INDEX

Exhibit No.	Description
10-b	Form of Restricted Stock Agreement (under the 2005 Stock and Incentive Compensation Plan)